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                                       FTI

                                      FUNDS

                                SEMIANNUAL REPORT
                                 TO SHAREHOLDERS

                                  MAY 31, 2002

                                    FIDUCIARY
                                      TRUST
                                  INTERNATIONAL

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                        Not part of the Semiannual Report

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PRESIDENT'S MESSAGE
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Dear Shareholder:

I am pleased to present the FTI Funds Semiannual Report covering the Funds' activity during the first half of the Funds' fiscal year, from December 1, 2001, through May 31, 2002.

Each Fund report begins with an economic review by the Fund's portfolio manager covering market conditions and their impact on Fund performance and strategy. A complete list of each Fund's holdings, as well as the financial statements, are included in this semiannual report.

The six months under review was a challenging period for most types of stocks, with value stocks outperforming growth and small caps surpassing large caps as the country's economy appeared to begin recovering from a mild recession. The U.S. slowdown and uncertain pace of recovery seemed to constrain international markets as well.

FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND offers investors the opportunity to own a diversified portfolio of stocks issued by large, established U.S. companies that have the potential to grow in price and produce income. At the end of the reporting period, the Fund's portfolio included Johnson & Johnson, Exxon Mobil and British Petroleum.* During the reporting period, the Fund produced a -7.26% total return as a result of a share value decline from $7.21 to $6.33.** The Fund paid income totaling $0.03 per share. At the end of the reporting period, net assets totaled $69.0 million.

FTI SMALL CAPITALIZATION EQUITY FUND is managed to pursue a high level of growth through a diversified portfolio of small capitalization stocks.*** During the reporting period, the Fund produced a -11.30% total return due to a share price decline from $18.71 to $15.08.** At the end of the reporting period, net assets totaled $85.8 million.

FTI EUROPEAN SMALLER COMPANIES FUND gives investors the opportunity to further diversify their assets outside of the U.S. by participating in companies that, in the portfolio manager's judgment, are up-and-coming in the dynamic European market.**** During the six-month reporting period, the Fund produced a total return of 4.64%, a result of the share value increase from $6.89 to $7.21.** At the end of the reporting period, net assets totaled $18.8 million.




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I urge you to keep in mind that stock fund performance is best measured over the long term. For many investors, a price decline represents an opportunity to dollar-cost average, or lower the average cost of their shares by purchasing additional shares at lower prices.

Thank you for pursuing your investment goals through the FTI Funds family. We will continue to keep you informed on the details of your investment with the highest level of service possible.

Sincerely,

/S/SIGNATURE
Gregory E. Johnson
President



* THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL VALUE, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS.

** PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

***   SMALL   CAPITALIZATION   STOCKS  HAVE  HISTORICALLY   EXPERIENCED  GREATER
      VOLATILITY THAN AVERAGE.

**** FUNDS THAT INVEST A SIGNIFICANT PORTION OF THEIR ASSETS IN A PARTICULAR GEOGRAPHIC REGION MAY BE SUBJECT TO GREATER CURRENCY RISK AND MORE SUSCEPTIBLE TO ADVERSE IMPACT FROM ACTIONS OF FOREIGN GOVERNMENTS.




                                        2
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INVESTMENT REVIEW
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FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND

PERFORMANCE
FTI Large Capitalization Growth and Income Fund's total return for the six months ended May 31, 2002, was -7.26%,* which was slightly lower than the Standard & Poor's 500 Composite Stock Index's (S&P 500's) -5.67% total return.** However, the cumulative underperformance disguises the Fund's nearly identical monthly returns to the S&P 500 for the six-month period.


MARKET REVIEW
During the six months under review, the domestic economy appeared to be on the mend. Tax cuts, falling energy prices, liberal money supply growth, low interest rates (especially for mortgages), generally favorable weather throughout the U.S., companies' massive liquidations of unwanted inventory and reductions in swollen costs helped lay the foundation for an economic recovery. It seemed that the Federal Reserve Board's interest rate cuts were taking hold. Consumer spending remained robust and factory orders recovered somewhat. Some critical component prices such as semiconductors rose, suggesting reviving demand. Yet, the overall mood was pessimistic, made more so with the weakening dollar and seemingly daily fare of corporate accounting problems.

After reaching a period high in mid-January, the stock market began a period of sideways movement as investors digested increasing Mideast violence and its impact on oil prices. Interest rates began to rise as investors anticipated the economic recovery, increasing the cost of consumer loans and raising fears that consumption may weaken before business investment revives. At period-end, questions concerning the economy remained unresolved, but we expect the massive stimulus of 2001 will induce corporate managers to soon begin investing again. The weakening dollar, however, revived fears of capital flight and aggravated the U.S. current account deficit. Rising inflation expectations were on investors' minds as gold prices, often considered a hedge against inflation, reached multi-year highs.


INVESTMENT OUTLOOK AND STRATEGY
Despite these substantial worries, before September 11 there were signs that the U.S. economy was beginning to improve. The rapid slowdown in business capital investment that began in late 2000 was likely aggravated by the widespread, effective use of communications technologies. In essence, managers were able to make decisions closer to real time than at the onset of previous recessions, allowing them to gear down as demand ebbed. The recovery may well be strongly affected by the same forces, but in a positive way. As Borg Warner's CEO John Fiedler said in a March 15 WALL STREET JOURNAL story, "... the ability to get instant updates on demand and production from everywhere ... means, `I can sail real close to the wind.' " The strength of the recovery only now just beginning could turn out to be much stronger than many anticipate. Although the intermediate term looks bright, the short-term economic and corporate problems have made investing in new positions difficult. For this reason, the Fund had more than 8% of its total net assets in cash (short-term investments and other net assets) on May 31, 2002, largely as insurance against further deterioration.

We believe the Fund is invested in premier companies that can take advantage of the promises offered by LONG-TERM, favorable global demographic and economic trends. We generally find such companies in technology,



                                        3
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communications,  health care and financial  services and thus,  have  emphasized making strategic investments in these sectors. Recent purchases also stressed cyclical companies that should benefit from an industrial recovery.

The creation of REAL long-term wealth typically rests upon holding sizable positions of leading companies in business sectors benefiting from durable demographic and economic trends. The strengthening in economic fundamentals in the U.S. and Europe suggests healthy rewards for equity investors holding what we believe to be the leading global companies represented in the Fund.




* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

** THE S&P 500 IS A CAPITALIZATION-WEIGHTED INDEX OF 500 STOCKS DESIGNED TO MEASURE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF 500 STOCKS REPRESENTING ALL MAJOR INDUSTRIES. THE INDEX IS UNMANAGED AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST
    DIRECTLY  IN AN  INDEX,  NOR  IS  AN  INDEX  REPRESENTATIVE  OF  THE  FUND'S
    PORTFOLIO.




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FTI SMALL CAPITALIZATION EQUITY FUND

PERFORMANCE
FTI Small Capitalization Equity Fund ended the six-month period under review with a net asset value of $15.08 on May 31, 2002, down from $18.71 six months earlier on November 31, 2001. The Fund declined 11.30%* while the Russell 2000(R) Growth Index of small cap growth stocks fell 4.07% for the six-month reporting period.** This was a time in which small capitalization growth company stocks generally fell in value, while their small cap value counterparts flourished.

The Fund's investments in the health care and energy sectors hindered relative performance most. Among our health care holdings, positions in pharmaceutical and biotechnology companies did especially poorly. Energy-related issues also dragged Fund performance lower, as did a lack of industrial stocks, which performed very well during the reporting period. Overall performance was helped by specific stocks within the Fund's large consumer staples sector exposure. While technology stocks generally lost ground following their market rally in October and November 2001, our positions remained relatively strong during the six months under review. Although many of our software and semiconductor holdings declined recently, their performance was positive overall.

During the six-month period, we reduced our exposure to financial stocks. Much of the proceeds was invested in the technology sector, increasing our overweighted position relative to the Fund's benchmark index. We also significantly increased the Fund's position in consumer discretionary stocks by May 31, 2002. At period-end, we held a significant, underweighted position in the financial, industrial, energy and pharmaceuticals/health care sectors.


MARKET REVIEW
Over the six-month period ended May 31, 2002, equity markets continued to show significant volatility, hinging primarily on investor confidence in the nascent economic recovery's strength and its impact on capital spending and corporate earnings. The technology sector was once again the most volatile, rallying when investors were excited about prospects of economic recovery, and subsequently declining when news was released questioning the recovery's strength and timing. As had been the case through much of 2001, investors continued their flight to the perceived safety of more defensive stocks that tend to perform well during periods of extreme market volatility. Growth-oriented stocks suffered most, as these types of equities implicitly invest in their own future prospects -- something investors appeared hesitant to put faith in so far this year.

Large cap stocks generally declined while small cap stocks increased in value during the period under review. However, within the small cap stock universe the value-oriented component led the way, outperforming its growth-oriented counterpart by more than 20% between November 30, 2001, and May 31, 2002. However most stocks, regardless of market capitalization, declined in May.




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INVESTMENT OUTLOOK AND STRATEGY
In our opinion, the market is still volatile and faces significant challenges going forward. Company earnings visibility remains low, and conflicting news and economic data has kept the stock markets trading within a range, amid rampant sector rotation.

The economy showed better-than-expected improvement over 2002's first quarter. Macroeconomic signals, on the whole, continued to indicate that recovery was under way. However, data regarding the strength and timing of improvement grew uncertain toward period-end. The Conference Board's index of leading economic indicators dropped slightly in April 2002, after moving up in March. Personal consumption has been the recovery's primary driver so far, and consumer confidence was strong at period-end due partly to the increased cash flow generated by low interest rates and subsequent wave of home refinancing. Although we believe the rebound in capital expenditure is highly uncertain, there are several positive signs. April durable goods orders and new orders rose, potentially a sign of near-term capital spending improvements. Furthermore, as technologies and equipment rapidly become obsolete within certain industries, the need for replacements could drive upgrade expenditures, rather than the need to add to capacity. Despite these encouraging signs, a lack of earnings visibility, significant turmoil in the Middle East and elsewhere in the world, and an increased focus on accounting and corporate integrity may keep us in the doldrums for the short term.

In our opinion, the biggest risk in the coming months centers on forecasted corporate earnings improvements that may not materialize. At period-end, most companies were showing little pricing power. The stimulus from numerous interest rate cuts in 2001 set the stage for economic recovery, yet the effect of this stimulus is already largely reflected in current stock prices. An important factor to keep in mind, however, is that a significant level of "cautious money" remains on the sidelines with patient investors who are waiting for the economy and earnings to take a clear direction. As it relates to the Fund, earnings expectations for smaller companies appear reasonable or even conservative. An earnings comeback for the group could translate into rising stock prices since we are coming off of a relatively depressed backdrop.

Following a strong post-September 11 rally in October and November, the more growth-oriented sectors such as technology and pharmaceuticals/health care showed the weakest performance, as investors appeared to need more visibility to find renewed confidence in such companies' prospects. Elsewhere, many investors referred to the health care sector's performance as a "tale of two markets." The pharmaceutical industry was under extreme pressure due to patent expirations, failed product launches and the Federal Drug Administration's slow approval process. On the other hand, the health services industry performed well and remained attractive at period-end, showing consistent earnings trends and strong upward revisions.

A compelling valuation gap remains between smaller technology, financial and basic industrial companies versus their larger peers, which could lead to heightened acquisition activity this year. There are some early indications of a rebound in the technology sector as a whole, as the book-to-bill ratio for the semiconductor industry, an indicator of increasing demand, exceeded 1.0 (above parity) toward period-end for the first time in 16 months. Even without increased demand for semiconductors, we think there are compelling reasons for manufacturers to update their equipment by the end of the calendar year. Also, technology companies have cut costs over the past two years, laying off workers and restructuring their operations for greater efficiency. This could allow them to increase earnings significantly once the economy begins to grow and investment spending increases.

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Much  of  the  extreme   undervaluation  within  smaller  capitalization  stocks
(particularly among cyclical, or economically sensitive, issues) has been corrected through strong recent performance relative to larger stocks. However, we believe the relative valuations and growth rates of the small cap asset class are still compelling. Additionally, we believe that inefficient pricing of smaller companies, which offer access to the economy's most entrepreneurial and
high  growth  companies,   and  diversification  benefits  justify  a  long-term
strategic allocation to this asset class. According to Institutional Brokers Estimate System's estimated earnings growth rates, as of March 31, 2002, the Russell 2000 Index's*** earnings were expected to grow at 22.5%, while the Standard & Poor's 500 Composite Index's (S&P 500's)**** were expected to grow only 17.3%. Concurrently, the Russell 2000 price-to-earnings ratio (P/E) on next year's earnings was 15.7 times, compared with 18.1 times for the S&P 500. These relative growth rates and valuations encourage optimism about small cap stocks' future relative performance. Historically, as the economy emerges from recession and investors increase their risk tolerance, smaller stocks also have tended to beat other types of stocks. This was once again the case, as shown by smaller companies' recent outperformance. Investors have also been more focused on valuations and companies' fundamental growth prospects, which should also bode well for small cap stocks. Nonetheless, we remind you to remain aware of smaller stocks' potentially higher volatility, especially in uncertain times.




* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

** THE RUSSELL 2000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEX IS UNMANAGED AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX, NOR IS AN INDEX REPRESENTATIVE OF THE FUND'S PORTFOLIO.

*** THE RUSSELL 2000 INDEX MEASURES THE PERFORMANCE OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000(R) INDEX, REPRESENTING APPROXIMATELY 10% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX.

**** THE S&P 500 INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF 500 STOCKS DESIGNED TO MEASURE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF 500 STOCKS REPRESENTING ALL MAJOR INDUSTRIES.

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FTI EUROPEAN SMALLER COMPANIES FUND

PERFORMANCE
For the six-month period ended May 31, 2002, FTI European Smaller Companies Fund gained 4.64%* compared with the 7.62% return of its benchmark, the HSBC Smaller European Companies Index.** FTI European Smaller Companies Fund's lack of investments in the relatively strongly performing transportation and producer manufacturing sectors, as well as its underweighted position in financials, hurt results. The Fund's dearth of telecommunications holdings helped performance, as this sector declined sharply during the period. Our holdings in technology, health services and consumer non-durables positions also added value.

Overall, the Fund's relative performance during the period under review was primarily due to sector allocations. We believe this reflects an investment process that has consistently remained focused on industries with the most dynamic, long-term growth prospects. The Fund's overweighted position in electronic technology weakened performance due to the sector's steep decline; however, our stock selection in this sector was an offsetting positive. A lack of holdings in transportation and process industries as well as an underweighted position in financial stocks also produced a negative effect, since these were among the areas to benefit most from investors' defensive stance during the period. Additionally, specific holdings within construction, engineering and industrial machinery hurt results. The Fund's strongest contributor was our stock selection within consumer durables, particularly in footwear and beverage stocks. An underweighted position in technology services, particularly software stocks as well as a lack of telecommunications stocks also added value as these sectors experienced steep declines during the period. In health technology, our pharmaceuticals holdings, combined with a lack of holdings in the suffering biotechnology industry, boosted relative performance.


MARKET REVIEW
Global equity markets moderated during the six-month period following their rally in October and November 2001. European smaller companies showed strong performance while those in the U.S. lagged. The weakening of the U.S. dollar over the period, however, was responsible for a significant part of the European equity returns in dollar terms. The equity markets began 2002 with many investors cautiously trying to gauge the global economic recovery's strength and timing and its impact on capital spending and corporate earnings. Equity markets continued to show hints of volatility, riding on the ebb and flow of fluctuating investor confidence. Largely as a result of the increasing market uncertainty weighing on investors' minds, 2002 has thus far seen another stark reversal in style performance. Although the earlier rise in European smaller companies was broadly based with most sectors within the HSBC Index showing gains (in dollar terms), the more aggressive growth sectors such as telecommunications and technology, which had posted the greatest gains from late September to early December, subsequently suffered steep declines.

Investors' shift toward defensive sectors was reflected in the relative performance of growth and value stocks beginning in November. Growth-oriented companies' strong performance proved short-lived as investor concern over the strength and timing of an economic recovery and corporate profitability prompted discounts in companies most leveraged to future growth. Market participants were led to small caps for their compelling valuations, and to companies with stable and visible earnings, the characteristics more typical of value stocks. Consequently, a wide discrepancy in style performance continued to affect the Fund's performance.

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INVESTMENT OUTLOOK AND STRATEGY
We continue to believe that European small-cap stock valuations remain compelling. Many smaller companies still sell at substantial discounts to their historical averages while their fundamentals remain strong, in our opinion. An increased focus on fundamentals is likely to continue to provide support going forward. The Fund's investment process remains consistent, emphasizing its goal of creating a widely diversified portfolio of smaller capitalization companies with industry-leading proprietary products, sustainable margins and strong balance sheets. It is important to remember that international investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.




* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

** THE HSBC SMALLER EUROPEAN COMPANIES INDEX IS COMPOSED OF ABOUT 1,500 COMPANIES IN EUROPE HAVING MARKET CAPITALIZATIONS IN A SIMILAR RANGE TO THAT USED BY THE FUND. THE COMPOSITION OF THE INDEX IS UPDATED QUARTERLY. THE INDEX IS UNMANAGED AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST
    DIRECTLY  IN AN  INDEX,  NOR  IS  AN  INDEX  REPRESENTATIVE  OF  THE  FUND'S
    PORTFOLIO.

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
FIDUCIARY TRUST INTERNATIONAL
STATEMENT OF INVESTMENTS
MAY 31, 2002 (UNAUDITED)


 LARGE CAPITALIZATION GROWTH AND INCOME FUND                                               SHARES       VALUE
----------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 89.0%
   AEROSPACE & DEFENSE 6.4%
   Curtiss Wright Corp., B ...........................................................       2,468  $   174,957
   Honeywell International Inc. ......................................................      70,000    2,744,000
   United Technologies Corp. .........................................................      22,000    1,515,139
                                                                                                    ------------
                                                                                                      4,434,096
                                                                                                    ------------
   CHEMICALS 2.4%
   International Flavors & Fragrances Inc. ...........................................      49,000    1,668,940
                                                                                                    ------------
   COMMUNICATIONS EQUIPMENT 4.4%
   Agere Systems Inc., A .............................................................       4,312       13,453
   Corning Inc. ......................................................................     244,000    1,171,200
   Lucent Technologies Inc. ..........................................................     400,000    1,860,000
                                                                                                    ------------
                                                                                                      3,044,653
                                                                                                    ------------
   COMPUTERS & PERIPHERALS 4.0%
   International Business Machines Corp. .............................................      34,000    2,735,300
                                                                                                    ------------
   DIVERSIFIED FINANCIALS 4.2%
   Citigroup Inc. ....................................................................      35,000    1,511,300
   Morgan Stanley Dean Witter & Co. ..................................................      30,000    1,363,800
                                                                                                    ------------
                                                                                                      2,875,100
                                                                                                    ------------
(a)ELECTRONIC EQUIPMENT & INSTRUMENTS 2.1%
   Celestica Inc. (Canada) ...........................................................      50,000    1,476,000
                                                                                                    ------------
   FOOD & DRUG RETAILING 2.3%
   SYSCO Corp. .......................................................................      57,000    1,587,450
                                                                                                    ------------
   FOOD PRODUCTS 5.9%
   Archer Daniels Midland Co. ........................................................     158,550    2,306,903
   Kraft Foods Inc. ..................................................................      41,000    1,763,410
                                                                                                    ------------
                                                                                                      4,070,313
                                                                                                    ------------
   HOUSEHOLD PRODUCTS 4.4%
   Procter & Gamble Co. ..............................................................      34,000    3,044,700
                                                                                                    ------------
   INSURANCE 11.4%
   American International Group Inc. .................................................      19,000    1,272,430
   Chubb Corp. .......................................................................      22,000    1,653,520
   Marsh & McLennan Cos. Inc. ........................................................      14,000    1,412,600
   St. Paul Cos. Inc. ................................................................      47,000    2,002,670
   Unitrin Inc. ......................................................................      38,000    1,491,880
                                                                                                    ------------
                                                                                                      7,833,100
                                                                                                    ------------
   MACHINERY 2.2%
   Ingersoll Rand Co., A (Bermuda) ...................................................      30,000    1,510,500
                                                                                                    ------------


FIDUCIARY TRUST INTERNATIONAL
STATEMENT OF INVESTMENTS
MAY 31, 2002 (UNAUDITED) (CONT.)


 LARGE CAPITALIZATION GROWTH AND INCOME FUND                                               SHARES       VALUE
----------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
(a)MEDIA 5.1%
   Clear Channel Communications Inc. .................................................      35,000  $ 1,863,050
   Liberty Media Corp., A ............................................................     136,000    1,638,800
                                                                                                    ------------
                                                                                                      3,501,850
                                                                                                    ------------
(a)MULTILINE RETAIL 2.9%
   Costco Wholesale Corp. ............................................................      51,000    2,002,770
                                                                                                    ------------
   OIL & GAS 12.0%
   BP PLC, ADR (United Kingdom) ......................................................      76,000    3,881,320
   Exxon Mobil Corp. .................................................................     110,000    4,392,300
                                                                                                    ------------
                                                                                                      8,273,620
                                                                                                    ------------
   PHARMACEUTICALS 11.2%
   Johnson & Johnson .................................................................      80,000    4,908,000
   Merck & Co. Inc. ..................................................................      50,000    2,855,000
                                                                                                    ------------
                                                                                                      7,763,000
                                                                                                    ------------
   SEMICONDUCTOR EQUIPMENT & PRODUCTS 5.5%
(a)Analog Devices Inc. ...............................................................      40,000    1,464,800
   Intel Corp. .......................................................................      85,000    2,347,700
                                                                                                    ------------
                                                                                                      3,812,500
                                                                                                    ------------
(a)SPECIALTY RETAIL 2.6%
   CDW Computer Centers Inc. .........................................................      35,000    1,825,250
                                                                                                    ------------
   TOTAL COMMON STOCKS (COST $44,995,644) ............................................               61,459,142
                                                                                                    ------------
   CONVERTIBLE PREFERRED STOCKS 2.5%
   Electronic Data Systems Corp., 7.625%, cvt. pfd. (COST $1,802,740) ................      36,000    1,720,800
                                                                                                    ------------
   TOTAL LONG TERM INVESTMENTS (COST $46,798,384) ....................................               63,179,942
                                                                                                    ------------

                                                                                         PRINCIPAL
                                                                                          AMOUNT
                                                                                        ----------
(b)REPURCHASE AGREEMENT 6.5%
   Dresdner Kleinwort Wasserstein Securities LLC, 1.70%, 6/03/02,
  (Maturity Value $4,497,637) (COST $4,497,000) ......................................  $4,497,000    4,497,000
                                                                                                    ------------
   Collateralized by U.S. Treasury Bills, Notes, and Bonds, and
     U.S. Government Agency Securities
   TOTAL INVESTMENTS (COST $51,295,384) 98.0% ........................................               67,676,942
   OTHER ASSETS, LESS LIABILITIES 2.0% ...............................................                1,376,345
                                                                                                    ------------
   TOTAL NET ASSETS 100.0% ...........................................................              $69,053,287
                                                                                                    ============


(a) Non-income producing
(b) At May 31, 2002, all repurchase agreements held by the Fund had been entered into on that date.

                       See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
STATEMENT OF INVESTMENTS
MAY 31, 2002 (UNAUDITED)


 SMALL CAPITALIZATION EQUITY FUND                                                          SHARES       VALUE
----------------------------------------------------------------------------------------------------------------
 COMMON STOCKS 92.0%
(a)AEROSPACE & DEFENSE 1.3%
 The Titan Corp. ...................................................................        53,400  $ 1,148,100
                                                                                                    ------------
 BANKS 2.0%
 City National Corp. ...............................................................        32,300    1,752,598
                                                                                                    ------------
(a)BIOTECHNOLOGY 2.0%
 Alteon Inc. .......................................................................       221,400      573,426
 Cell Genesys Inc. .................................................................        34,800      485,460
 CV Therapeutics Inc. ..............................................................        35,000      670,600
                                                                                                    ------------
                                                                                                      1,729,486
                                                                                                    ------------
 CHEMICALS 2.0%
 Minerals Technologies Inc. ........................................................        19,100    1,003,705
 OM Group Inc. .....................................................................        10,600      695,360
                                                                                                    ------------
                                                                                                      1,699,065
                                                                                                    ------------
(a)COMMERCIAL SERVICES & SUPPLIES 10.5%
 CACI International Inc. ...........................................................        46,000    1,549,280
 Charles River Associates Inc. .....................................................        39,500      578,280
 Corinthian Colleges Inc. ..........................................................        96,600    2,649,738
 Education Management Corp. ........................................................        49,000    2,026,150
 Perot Systems Corp., A ............................................................        37,800      695,520
 Webex Communications Inc. .........................................................       106,900    1,491,255
                                                                                                    ------------
                                                                                                      8,990,223
                                                                                                    ------------
(a)DISTRIBUTORS 2.7%
 SCP Pool Corp. ....................................................................        78,800    2,305,688
                                                                                                    ------------
 DIVERSIFIED FINANCIALS 2.0%
 Jefferies Group Inc. ..............................................................        36,200    1,702,848
                                                                                                    ------------
(a)ELECTRICAL EQUIPMENT .5%
 AstroPower Inc. ...................................................................        19,950      437,437
                                                                                                    ------------
(a)ELECTRONIC EQUIPMENT & INSTRUMENTS 4.3%
 Applied Films Corp. ...............................................................        45,000      733,500
 FuelCell Energy Inc. ..............................................................        51,400      625,024
 Integrated Circuit Systems Inc. ...................................................        36,700      764,828
 Kronos Inc. .......................................................................        37,800    1,552,068
                                                                                                    ------------
                                                                                                      3,675,420
                                                                                                    ------------
(a)ENERGY EQUIPMENT & SERVICES 1.2%
 Universal Compression Holdings Inc. ...............................................        49,000    1,070,650
                                                                                                    ------------
(a)FOOD & DRUG RETAILING 3.8%
 United Natural Foods Inc. .........................................................        74,100    1,696,890
 Whole Foods Market Inc. ...........................................................        30,700    1,570,919
                                                                                                    ------------
                                                                                                      3,267,809
                                                                                                    ------------
 FOOD PRODUCTS 1.2%
 Dreyer's Grand Ice Cream Inc. .....................................................        23,500    1,032,355
                                                                                                    ------------


FIDUCIARY TRUST INTERNATIONAL
STATEMENT OF INVESTMENTS
MAY 31, 2002 (UNAUDITED) (CONT.)


 SMALL CAPITALIZATION EQUITY FUND                                                          SHARES       VALUE
----------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
(a)HEALTH CARE EQUIPMENT & SUPPLIES 4.5%
 Advanced Neuromodulation Systems Inc. .............................................        29,463   $  941,048
 Atrix Laboratories Inc. ...........................................................        39,500      984,735
 SonoSite Inc. .....................................................................        26,200      423,130
 United Surgical Partners International Inc. .......................................        49,300    1,531,751
                                                                                                    ------------
                                                                                                      3,880,664
                                                                                                    ------------
(a)HEALTH CARE PROVIDERS & SERVICES 10.1%
 Beverly Enterprises Inc. ..........................................................       157,700    1,231,637
 Pediatrix Medical Group Inc. ......................................................        70,900    2,697,745
 Province Healthcare Co. ...........................................................        59,300    1,509,778
 Renal Care Group Inc. .............................................................        35,200    1,186,592
 Sunrise Assisted Living Inc. ......................................................        68,800    2,009,648
                                                                                                    ------------
                                                                                                      8,635,400
                                                                                                    ------------
 HOTELS RESTAURANTS & LEISURE 9.2%
(a)Argosy Gaming Co. ...............................................................        54,800    1,885,120
(a)Choice Hotels International Inc. ................................................        88,300    2,033,549
 Intrawest Corp. (Canada) ..........................................................        40,300      723,788
(a)P.F. Chang's China Bistro Inc. ..................................................        28,000      918,960
(a)Shuffle Master Inc. .............................................................        34,400      589,960
(a)Sonic Corp. .....................................................................        61,900    1,762,293
                                                                                                    ------------
                                                                                                      7,913,670
                                                                                                    ------------
 HOUSEHOLD DURABLES 2.5%
 La-Z-Boy Inc. .....................................................................        75,700    2,119,600
                                                                                                    ------------
(a)INSURANCE 2.1%
 ChoicePoint Inc. ..................................................................        30,100    1,794,261
                                                                                                    ------------
(a)INTERNET & CATALOG RETAIL 1.4%
 1-800-FLOWERS.com Inc. ............................................................       104,300    1,172,332
                                                                                                    ------------
(a)INTERNET SOFTWARE & SERVICES 1.0%
 Alloy Inc. ........................................................................        67,100      899,140
                                                                                                    ------------
(a)IT CONSULTING & SERVICES 1.2%
 Tier Technologies Inc., B .........................................................        61,800    1,032,060
                                                                                                    ------------
(a)LEISURE EQUIPMENT & PRODUCTS 2.7%
 Take-Two Interactive Software Inc. ................................................        88,800    2,279,496
                                                                                                    ------------
(a)MEDIA 4.3%
 Emmis Communications Corp., A .....................................................        74,300    2,199,280
 Entercom Communications Corp. .....................................................        27,500    1,445,125
                                                                                                    ------------
                                                                                                      3,644,405
                                                                                                    ------------
(a)OIL & GAS 2.1%
 Quicksilver Resources Inc. ........................................................        24,800      595,200
 Spinnaker Exploration Co. .........................................................        31,600    1,209,648
                                                                                                    ------------
                                                                                                      1,804,848
                                                                                                    ------------

FIDUCIARY TRUST INTERNATIONAL
STATEMENT OF INVESTMENTS
MAY 31, 2002 (UNAUDITED) (CONT.)


 SMALL CAPITALIZATION EQUITY FUND                                                          SHARES       VALUE
----------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
(a)PERSONAL PRODUCTS 1.1%
 NBTY Inc. .........................................................................        58,800  $   956,088
                                                                                                    ------------
(a)PHARMACEUTICALS .4%
 Cell Therapeutics Inc. ............................................................        44,000      313,280
                                                                                                    ------------
 REAL ESTATE 1.3%
 Ventas Inc. .......................................................................        87,300    1,147,995
                                                                                                    ------------
(a)SEMICONDUCTOR EQUIPMENT & PRODUCTS 5.6%
 ATMI Inc. .........................................................................        54,600    1,455,090
 Credence Systems Corp. ............................................................        45,400      860,330
 Oak Technology Inc. ...............................................................       162,000    2,096,280
 Photronics Inc. ...................................................................        15,100      345,337
                                                                                                    ------------
                                                                                                      4,757,037
                                                                                                    ------------
(a)SOFTWARE 5.7%
 Documentum Inc. ...................................................................        79,500    1,033,500
 Hyperion Solutions Corp. ..........................................................        38,000      809,400
 JDA Software Group Inc. ...........................................................        21,600      571,968
 Macromedia Inc. ...................................................................       111,800    2,481,960
                                                                                                    ------------
                                                                                                      4,896,828
                                                                                                    ------------
 SPECIALTY RETAIL 2.1%
 Regis Corp. .......................................................................        62,100    1,788,480
                                                                                                    ------------
(a)TEXTILES & APPAREL .6%
 Tommy Hilfiger Corp. ..............................................................        32,322      491,941
                                                                                                    ------------
 WATER UTILITIES .6%
 Philadelphia Suburban Corp. .......................................................        26,200      542,340
                                                                                                    ------------
 TOTAL COMMON STOCKS (COST $77,069,539)                                                              78,881,544
                                                                                                    ------------

                                                                                          PRINCIPAL
                                                                                           AMOUNT
                                                                                         -----------
(b)REPURCHASE AGREEMENT 6.8%
 Dresdner Kleinwort Wasserstein Securities LLC, 1.70%, 6/03/02,
 (Maturity Value $5,880,833) (COST $5,880,000) ......................................    $5,880,000    5,880,000
                                                                                                    ------------
  Collateralized by U.S. Treasury Bills, Notes, and Bonds, and
   U.S. Government Agency Securities
 TOTAL INVESTMENTS (COST $82,949,539) 98.8% ........................................                 84,761,544
 OTHER ASSETS, LESS LIABILITIES 1.2% ...............................................                  1,012,999
                                                                                                    ------------
 TOTAL NET ASSETS 100.0% ...........................................................                $85,774,543
                                                                                                    ============


(a)  Non-income producing

(b) At May 31, 2002, all repurchase agreements held by the Fund had been entered into on that date.

                       See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
STATEMENT OF INVESTMENTS
MAY 31, 2002 (UNAUDITED)



 EUROPEAN SMALLER COMPANIES FUND                                    INDUSTRY               SHARES       VALUE
----------------------------------------------------------------------------------------------------------------
 COMMON STOCKS 92.6%
 DENMARK 2.9%
 Coloplast-B ......................................     Health Care Equipment & Supplies     4,170  $   327,632
 Radiometer AS, B .................................     Health Care Equipment & Supplies     6,365      212,039
                                                                                                    ------------
                                                                                                        539,671
                                                                                                    ------------
 FINLAND 5.2%
 Instrumentarium Corp. ............................     Health Care Equipment & Supplies    11,630      296,623
 KCI Konecranes International PLC .................                 Machinery               11,020      360,339
 Vacon OY .........................................           Electrical Equipment          31,970      325,560
                                                                                                    ------------
                                                                                                        982,522
                                                                                                    ------------
 FRANCE 7.3%
 Beneteau .........................................       Leisure Equipment & Products       7,080      356,520
(a)MEDIDEP SA .....................................     Health Care Providers & Services     9,600      226,013
(a)Neopost SA .....................................      Commercial Services & Supplies      8,315      329,375
 Sr Teleperformance ...............................                   Media                 12,777      330,652
 Unilog SA ........................................         IT Consulting & Services         2,350      125,142
                                                                                                    ------------
                                                                                                      1,367,702
                                                                                                    ------------
 GERMANY 9.3%
 Aixtron AG .......................................    Semiconductor Equipment & Products   12,891      190,286
(a)Beru AG ........................................              Auto Components             4,460      229,171
 FJA AG ...........................................                 Software                 5,315      263,173
 Puma AG ..........................................             Specialty Retail             7,120      432,037
(a)Singulus Technologies AG .......................                 Machinery               11,340      319,950
(a)Suess MicroTec AG ..............................    Semiconductor Equipment & Products   10,735      305,388
                                                                                                    ------------
                                                                                                      1,740,005
                                                                                                    ------------
 IRISH REPUBLIC 5.3%
 Anglo Irish Bank Corp. PLC .......................                   Banks                 70,295      442,636
 IFG Group PLC ....................................                   Banks                 85,700      226,184
 Jurys Doyle Hotel Group PLC ......................       Hotels Restaurants & Leisure      33,200      325,679
                                                                                                    ------------
                                                                                                        994,499
                                                                                                    ------------
 ITALY 11.1%
 De Longhi SpA ....................................            Household Durables           60,080      303,661
 Ferretti SpA .....................................       Leisure Equipment & Products     100,640      352,585
 Gruppo Editoriale L'espresso .....................                   Media                 70,281      282,994
 Permasteelisa SpA ................................        Construction & Engineering       18,805      372,453
 Recordati SpA ....................................              Pharmaceuticals            18,740      495,646
 Tod's SpA ........................................            Textiles & Apparel            5,760      283,862
                                                                                                    ------------
                                                                                                      2,091,201
                                                                                                    ------------


FIDUCIARY TRUST INTERNATIONAL
STATEMENT OF INVESTMENTS
MAY 31, 2002 (UNAUDITED) (CONT.)



 EUROPEAN SMALLER COMPANIES FUND                                    INDUSTRY               SHARES       VALUE
----------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 NETHERLANDS 6.5%
 Aalberts Industries NV ...........................         Industrial Conglomerates        17,660  $   342,350
(a)ASM International NV ...........................    Semiconductor Equipment & Products   10,560      208,659
 IHC Caland NV ....................................                 Machinery                5,980      349,734
(a)Qiagen NV ......................................              Biotechnology              21,055      320,631
                                                                                                    ------------
                                                                                                      1,221,374
                                                                                                    ------------
 NORWAY 4.7%
(a)Tandberg ASA ...................................    Electronic Equipment & Instruments   28,060      337,954
(a)TGS Nopec Geophysical Co. ASA ..................        Energy Equipment & Services      17,870      295,518
 Visma ASA ........................................    Electronic Equipment & Instruments   29,660      238,767
                                                                                                    ------------
                                                                                                        872,239
                                                                                                    ------------
 SPAIN 6.6%
(a)Baron De Ley SA ................................                 Beverages                7,900      220,679
(a)Grupo Auxiliar Metalurgico SA (GAMESA) .........    Semiconductor Equipment & Products   18,090      348,320
(a)NH Hoteles SA ..................................       Hotels Restaurants & Leisure      25,930      329,945
 Zardoya Otis SA ..................................                 Machinery               26,215      330,633
                                                                                                    ------------
                                                                                                      1,229,577
                                                                                                    ------------
 SWEDEN 7.2%
(a)Elekta AB, B ...................................     Health Care Equipment & Supplies    26,970      274,163
(a)Modern Times Group AB ..........................                   Media                 11,750      209,932
 Observer AB ......................................      Commercial Services & Supplies     46,528      310,542
 Orc Software AB ..................................       Internet Software & Services      16,840      273,207
(a)Perbio Science AB ..............................              Pharmaceuticals            15,970      283,690
                                                                                                    ------------
                                                                                                      1,351,534
                                                                                                    ------------
(a)SWITZERLAND 6.5%
 Leica Geosystems AG ..............................    Electronic Equipment & Instruments    1,910      188,038
 Logitech International SA ........................          Computers & Peripherals         7,260      351,462
 Micronas Semiconductor Holdings AG ...............    Semiconductor Equipment & Products   11,390      342,398
 SEZ Holdings AG ..................................    Semiconductor Equipment & Products    7,061      337,998
                                                                                                    ------------
                                                                                                      1,219,896
                                                                                                    ------------
 UNITED KINGDOM 20.0%
 Aegis Group PLC ..................................                   Media                174,880      292,337
 Bloomsbury Publishing PLC ........................                   Media                 26,400      300,325
 Capital Radio PLC ................................                   Media                 27,770      292,547
(a)Fitness First PLC ..............................      Commercial Services & Supplies     43,813      280,458
 Galen Holdings PLC ...............................              Pharmaceuticals            36,250      275,005
 Game Group PLC ...................................                 Software               152,180      298,366
 HIT Entertainment PLC ............................                   Media                 65,255      324,620
 Isoft Group PLC ..................................                 Software                62,600      207,458
 Marlborough Stirling PLC .........................                 Software               135,155      292,672
 MFI Furniture Group PLC ..........................             Specialty Retail            67,000      142,635


FIDUCIARY TRUST INTERNATIONAL
STATEMENT OF INVESTMENTS
MAY 31, 2002 (UNAUDITED) (CONT.)



 EUROPEAN SMALLER COMPANIES FUND                                    INDUSTRY               SHARES       VALUE
----------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 UNITED KINGDOM (CONT.)
 Nestor Healthcare Group PLC ......................      Commercial Services & Supplies     37,820  $   320,949
 RPS Group PLC ....................................      Commercial Services & Supplies     47,358       98,048
(a)Skyepharma PLC .................................              Pharmaceuticals           287,660      330,395
 Taylor & Francis Group PLC .......................                   Media                 32,530      299,855
                                                                                                    ------------
                                                                                                      3,755,670
                                                                                                    ------------
 TOTAL COMMON STOCKS (COST $15,803,983) ...........                                                  17,365,890
                                                                                                    ------------

                                                                                         PRINCIPAL
                                                                                          AMOUNT
                                                                                        -----------
(b)REPURCHASE AGREEMENT 7.3%
 Dresdner Kleinwort Wasserstein Securities LLC., 1.70%, 6/03/02,
 (Maturity Value $1,371,194) (COST $1,371,000) .....                                    $1,371,000    1,371,000
                                                                                                    ------------
  Collateralized by U.S Treasury Bills, Notes and Bonds, and
  U.S. Government Agencies
 TOTAL INVESTMENTS (COST $17,174,983) 99.9% .......                                                  18,736,890
 OTHER ASSETS, LESS LIABILITIES .1% ...............                                                      16,344
                                                                                                    ------------
 TOTAL NET ASSETS 100.0% ..........................                                                 $18,753,234
                                                                                                    ============

(a)  Non-income producing

(b) At May 31, 2002, all repurchase agreements held by the Fund had been entered into on that date.

                       See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
MAY 31, 2002 (UNAUDITED)
----------------------------------------------------------------------------------------------------------------



                                                                       LARGE                         EUROPEAN
                                                                  CAPITALIZATION       SMALL          SMALLER
                                                                    GROWTH AND    CAPITALIZATION     COMPANIES
                                                                    INCOME FUND     EQUITY FUND        FUND
                                                                    --------------------------------------------
Assets:
 Investments in securities:
  Cost .........................................................    $51,295,384     $82,949,539     $17,174,983
                                                                    --------------------------------------------
  Value ........................................................     67,676,942      84,761,544      18,736,890
 Cash ..........................................................         90,380          41,467              --
 Foreign currency, at value (cost $162,152) ....................             --              --         167,960
 Receivables:
  Investment securities sold ...................................      1,292,995       2,253,496          64,209
  Capital shares sold ..........................................             --          22,200              --
  Dividends and interest .......................................        120,581          38,939          29,284
                                                                    --------------------------------------------
      Total assets .............................................     69,180,898      87,117,646      18,998,343
                                                                    --------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..............................             --       1,111,041              --
  Capital shares redeemed ......................................         14,250          65,288          10,594
  Affiliates ...................................................         54,996          95,337          12,380
  Professional fees ............................................          2,560           8,802          17,296
  Custodian fees ...............................................         11,040          12,816          12,774
  Funds advanced by custodian ..................................             --              --         183,864
 Other liabilities .............................................         44,765          49,819           8,201
                                                                    --------------------------------------------
      Total liabilities ........................................        127,611       1,343,103         245,109
                                                                    --------------------------------------------
       Net assets, at value ....................................    $69,053,287     $85,774,543     $18,753,234
                                                                    ============================================
Net assets consist of:
 Undistributed net investment income ...........................    $    98,744     $  (477,457)    $   (17,289)
 Net unrealized appreciation ...................................     16,381,558       1,812,005       1,577,181
 Accumulated net realized loss .................................       (262,078)     (6,757,570)     (6,790,988)
 Capital shares ................................................     52,835,063      91,197,565      23,984,330
                                                                    --------------------------------------------
       Net assets, at value ....................................    $69,053,287     $85,774,543     $18,753,234
                                                                    ============================================
 Shares outstanding ............................................     10,914,011       5,689,444       2,601,937
                                                                    ============================================
 Net asset value and maximum offering price per share ..........          $6.33          $15.08           $7.21
                                                                    ============================================


                       See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
Financial Statements

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2002 (UNAUDITED)
----------------------------------------------------------------------------------------------------------------



                                                                       LARGE                         EUROPEAN
                                                                  CAPITALIZATION       SMALL          SMALLER
                                                                    GROWTH AND    CAPITALIZATION     COMPANIES
                                                                    INCOME FUND     EQUITY FUND        FUND
                                                                    --------------------------------------------
Investment income:(a)
 Dividends .......................................................  $   545,537    $    125,880     $    73,691
 Interest ........................................................       56,190          16,673           1,697
                                                                    --------------------------------------------
    Total investment income ......................................      601,727         142,553          75,388
                                                                    --------------------------------------------
Expenses:
 Management fees (Note 3) ........................................      273,401         476,953          74,089
 Administration fees (Note 3) ....................................       73,186          95,388          24,102
 Transfer agent fees (Note 3) ....................................        9,468           8,239           1,927
 Custodian fees (Note 3) .........................................       13,283          13,457          19,766
 Registration and filing fees ....................................        7,316           8,088           8,601
 Reports to shareholders .........................................       10,245           4,231           8,379
 Professional fees ...............................................       14,686          15,559          10,525
 Trustees' fees and expenses .....................................        6,222           3,889             418
 Other ...........................................................        6,057           4,179           2,311
                                                                    --------------------------------------------
    Total expenses ...............................................      413,864         629,983         150,118
                                                                    --------------------------------------------
    Expenses waived/paid by affiliate (Note 3) ...................      (37,261)         (9,973)        (57,441)
                                                                    --------------------------------------------
      Net expenses ...............................................      376,603         620,010          92,677
                                                                    --------------------------------------------
        Net investment income (loss) .............................      225,124        (477,457)        (17,289)
                                                                    --------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ....................................................     (258,324)     (6,079,215)     (1,910,906)
  Foreign currency transactions ..................................       (2,888)             --          15,856
                                                                    --------------------------------------------
     Net realized loss ...........................................     (261,212)     (6,079,215)     (1,895,050)

 Net unrealized appreciation (depreciation) on:
  Investments ....................................................   (5,517,873)     (4,612,483)      2,533,272
  Translation of assets and liabilities denominated in
   foreign currencies ............................................           --              --          15,274
                                                                    --------------------------------------------
     Net unrealized appreciation (depreciation) ..................   (5,517,873)     (4,612,483)      2,548,546
                                                                    --------------------------------------------
Net realized and unrealized gain (loss) ..........................   (5,779,085)    (10,691,698)        653,496
                                                                    --------------------------------------------
Net increase (decrease) in net assets resulting from operations ..  $(5,553,961)   $(11,169,155)    $   636,207
                                                                    ============================================
\

(a) Net of foreign taxes of $11,112 for the European Smaller Companies Fund.


                       See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED MAY 31, 2002 (UNAUDITED)
AND THE YEAR ENDED NOVEMBER 30, 2001
------------------------------------------------------------------------------------------------------------------------


                                                      LARGE CAPITALIZATION                   SMALL CAPITALIZATION
                                                     GROWTH AND INCOME FUND                       EQUITY FUND
                                                 -----------------------------------------------------------------------
                                                  SIX MONTHS          YEAR              SIX MONTHS          YEAR
                                                     ENDED            ENDED                ENDED            ENDED
                                                 MAY 31, 2002   NOVEMBER 30, 2001      MAY 31, 2002   NOVEMBER 30, 2001
                                                 -----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ...........       $   225,124        $   479,090        $  (477,457)      $   (674,461)
  Net realized gain (loss) from
   investments and foreign currency
   transactions ..........................          (261,212)         3,669,338         (6,079,215)         9,443,635
  Net unrealized depreciation on
   investments and translation of assets
   and liabilities denominated in foreign
   currencies ............................        (5,517,873)       (12,256,112)        (4,612,483)       (20,142,468)
                                                 ----------------------------------------------------------------------
       Net decrease in net assets
        resulting from operations ........        (5,553,961)        (8,107,684)       (11,169,155)       (11,373,294)
  Distributions to shareholders from:
   Net investment income .................          (287,368)          (410,214)                --                 --
   Net realized gains ....................        (3,665,800)       (14,555,352)        (8,816,673)                --
                                                 ----------------------------------------------------------------------
  Total distributions to shareholders ....        (3,953,168)       (14,965,566)        (8,816,673)                --
  Capital share transactions: (Note 2) ...         3,926,113         10,655,109          8,100,124           (351,859)
                                                 ----------------------------------------------------------------------
       Net decrease in net assets ........        (5,581,016)       (12,418,141)       (11,885,704)       (11,725,153)
 Net assets:
  Beginning of period ....................        74,634,303         87,052,444         97,660,247        109,385,400
                                                 ----------------------------------------------------------------------
  End of period ..........................       $69,053,287       $ 74,634,303       $ 85,774,543       $ 97,660,247
                                                 ======================================================================
 Undistributed net investment income
  included in net assets:
   End of period .........................       $    98,744       $    160,988       $   (477,457)      $         --
                                                 ======================================================================


                       See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED MAY 31, 2002 (UNAUDITED)
AND THE PERIOD ENDED NOVEMBER 30, 2001
----------------------------------------------------------------------------------------------------------------


                                                                                EUROPEAN SMALLER COMPANIES FUND
                                                                                --------------------------------
                                                                                                      PERIOD
                                                                                  SIX MONTHS           ENDED
                                                                                     ENDED          NOVEMBER 30,
                                                                                 MAY 31, 2002         2001(A)
                                                                                --------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment loss .......................................................   $   (17,289)       $   (39,167)
   Net realized loss from investments and foreign currency transactions ......    (1,895,050)        (4,901,000)
   Net unrealized appreciation (depreciation) on investments and translation
    of assets and liabilities denominated in foreign currencies ..............     2,548,546           (971,365)
                                                                                --------------------------------
       Net increase (decrease) in net assets resulting from operations .......       636,207         (5,911,532)
 Capital share transactions: (Note 2) ........................................     3,622,199         20,406,360
                                                                                --------------------------------
       Net increase in net assets ............................................     4,258,406         14,494,828
 Net assets:
  Beginning of period ........................................................    14,494,828                 --
                                                                                --------------------------------
  End of period ..............................................................   $18,753,234        $14,494,828
                                                                                ================================
Undistributed net investment income included in net assets:
  End of period ..............................................................   $   (17,289)       $        --
                                                                                ================================



(a) For the period January 2, 2001 (commencement of operations) to November 30, 2001.

                       See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
FINANCIAL HIGHLIGHTS
LARGE CAPITALIZATION GROWTH AND INCOME FUND
-------------------------------------------------------------------------------------------------------------------

                                                                 SIX MONTHS ENDED       YEAR ENDED NOVEMBER 30,
                                                                    MAY 31, 2002   --------------------------------
                                                                    (UNAUDITED)      2001       2000        1999(D)
                                                                 --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........................          $7.21       $9.63     $11.39      $10.00
                                                                 --------------------------------------------------
Income from investment operations:
 Net investment income ........................................            .02(b)      .04(b)     .03         .04(b)
 Net realized and unrealized gains (losses) ...................           (.51)       (.81)      (.22)       1.38
                                                                 --------------------------------------------------
Total from investment operations ..............................           (.49)       (.77)      (.19)       1.42
                                                                 --------------------------------------------------
Less distributions from:
 Net investment income ........................................           (.03)       (.04)      (.03)       (.03)
 Net realized gains ...........................................           (.36)      (1.61)     (1.54)         --
                                                                 --------------------------------------------------
Total distributions ...........................................           (.39)      (1.65)     (1.57)       (.03)
                                                                 --------------------------------------------------
Net asset value, end of period ................................          $6.33       $7.21      $9.63      $11.39
                                                                 ==================================================
Total return(a) ...............................................        (7.26)%     (9.22)%    (1.98)%      14.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............................        $69,053     $74,634    $87,052     $99,887
Ratios to average net assets:
 Expenses .....................................................          1.04%(c)    1.03%       .97%       1.08%(c)
 Expenses excluding waiver and payments by affiliate ..........          1.14%(c)    1.09%      1.02%       1.11%(c)
 Net investment income ........................................           .62%(c)     .61%       .28%        .37%(c)
Portfolio turnover rate .......................................         24.84%      37.59%      8.74%      60.59%


(a)  Total return is not annualized for periods less than one year.

(b)  Based on average shares outstanding.

(c)  Annualized

(d) For the period December 11, 1998 (commencement of operations) to November 30, 1999.


                       See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
FINANCIAL HIGHLIGHTS
SMALL CAPITALIZATION EQUITY FUND
------------------------------------------------------------------------------------------------------------------




                                             SIX MONTHS ENDED
                                               MAY 31, 2002                    YEAR ENDED NOVEMBER 30,
                                                              -------------------------------------------------------
                                                (UNAUDITED)      2001        2000        1999       1998        1997
                                               ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........    $18.71      $21.00      $20.81      $13.26      $14.37     $12.08
                                               ----------------------------------------------------------------------
Income from investment operations:
 Net investment loss ..........................      (.08)(b)    (.13)(b)    (.15)       (.16)       (.15)(b)   (.09)
 Net realized and unrealized gains (losses)         (1.84)      (2.16)       2.25        7.71        (.61)      2.38
                                               ----------------------------------------------------------------------
Total from investment operations ..............     (1.92)      (2.29)       2.10        7.55        (.76)      2.29
                                               ----------------------------------------------------------------------
Less distributions from net realized gains ....     (1.71)         --       (1.91)         --        (.35)        --
                                               ----------------------------------------------------------------------
Net asset value, end of period ................    $15.08      $18.71      $21.00      $20.81      $13.26     $14.37
                                               ======================================================================
Total return(a) ...............................  (11.30)%    (10.90)%      10.22%      56.94%     (5.34)%     18.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............   $85,775     $97,660    $109,385     $72,752     $46,233    $40,505
Ratios to average net assets:
 Expenses .....................................     1.30%(c)    1.30%       1.27%       1.44%       1.50%      1.50%
 Expenses excluding waiver and payments
  by affiliate ................................     1.32%(c)    1.32%       1.29%       1.44%       1.51%      1.74%
 Net investment loss ..........................   (1.00)%(c)   (.67)%      (.68)%      (.95)%     (1.08)%     (.89)%
Portfolio turnover rate .......................    74.03%     111.67%      90.01%     130.23%     157.96%    110.87%


(a) Total return is not annualized for periods less than one year.

(b) Based on average shares outstanding.

(c) Annualized

                       See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
FINANCIAL HIGHLIGHTS
EUROPEAN SMALLER COMPANIES FUND
------------------------------------------------------------------------------------------

                                                      SIX MONTHS ENDED
                                                        MAY 31, 2002     PERIOD ENDED
                                                         (UNAUDITED)  NOVEMBER 30, 2001(D)
                                                       -----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................         $6.89         $10.00
                                                       -----------------------------------
Income from investment operations:
 Net investment loss(a) ...............................          (.01)          (.02)
 Net realized and unrealized gains (losses) ...........           .33          (3.09)
                                                       -----------------------------------
Total from investment operations ......................           .32          (3.11)
                                                       -----------------------------------
Net asset value, end of period ........................         $7.21          $6.89
                                                       ===================================
Total return(b) .......................................         4.64%       (31.10)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................       $18,753        $14,495
Ratios to average net assets:
 Expenses(c) ..........................................         1.20%          1.20%
 Expenses excluding waiver and payments by affiliate(c)         1.97%          2.62%
 Net investment loss(c) ...............................        (.23)%         (.28)%
Portfolio turnover rate ...............................        60.74%         82.43%


(a)  Based on average shares outstanding.

(b)  Total return is not annualized for periods less than one year.

(c)  Annualized.

(d) For the period January 2, 2001 (commencement of operations) to November 30, 2001.

                       See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

FTI Funds (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of three series (the Funds). The Funds and their investment objectives are:

GROWTH                               GROWTH AND INCOME
--------------------------------------------------------------------------------
Small Capitalization Equity Fund     Large Capitalization Growth and Income Fund
European Smaller Companies Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES:

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

FIDUCIARY TRUST INTERNATIONAL
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

At May 31, 2002, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                                                       LARGE CAPITALIZATION
                                                                      GROWTH AND INCOME FUND
                                                                 -------------------------------
                                                                    SHARES              AMOUNT
                                                                 -------------------------------
Six months ended May 31, 2002
 Shares sold ..................................................      676,685       $  4,568,282
 Shares issued in reinvestment of distributions ...............      525,020          3,575,368
 Shares redeemed ..............................................     (639,048)        (4,217,537)
                                                                 -------------------------------
 Net increase .................................................      562,657       $  3,926,113
                                                                 ===============================

Year ended November 30, 2001
 Shares sold ..................................................      440,266       $  3,355,903
 Shares issued in reinvestment of distributions ...............    1,825,051         14,289,554
 Shares redeemed ..............................................     (957,102)        (6,990,348)
                                                                 -------------------------------
 Net increase .................................................    1,308,215       $ 10,655,109
                                                                 ===============================

                                                                      SMALL CAPITALIZATION
                                                                          EQUITY FUND
                                                                 -------------------------------
                                                                    SHARES              AMOUNT
                                                                 -------------------------------
Six months ended May 31, 2002
 Shares sold ..................................................      731,075       $ 12,550,114
 Shares issued in reinvestment of distributions ...............      444,109          7,536,533
 Shares redeemed ..............................................     (704,261)       (11,986,523)
                                                                 -------------------------------
 Net increase .................................................      470,923       $  8,100,124
                                                                 ===============================

Year ended November 30, 2001
 Shares sold ..................................................    1,835,795       $ 35,593,900
 Shares redeemed ..............................................   (1,825,443)       (35,945,759)
                                                                 -------------------------------
 Net increase (decrease) ......................................       10,352       $   (351,859)
                                                                 ===============================

FIDUCIARY TRUST INTERNATIONAL
-------------------------------------------------------------------------------

2. SHARES OF BENEFICIAL INTEREST (CONT.)


                                                                 EUROPEAN SMALLER COMPANIES FUND
                                                                 -------------------------------
                                                                      SHARES           AMOUNT
                                                                 -------------------------------
Six months ended May 31, 2002
 Shares sold ..................................................      838,082        $ 5,999,396
 Shares redeemed ..............................................     (340,620)        (2,377,197)
                                                                 -------------------------------
 Net increase .................................................      497,462        $ 3,622,199
                                                                 ===============================

Period ended November 30, 2001(a)
 Shares sold ..................................................    2,408,972        $22,717,533
 Shares redeemed ..............................................     (304,497)        (2,311,173)
                                                                 -------------------------------
 Net increase .................................................    2,104,475        $20,406,360
                                                                 ===============================


(a) For the period January 2, 2001 (commencement of operations) to November 30, 2001.



3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers and trustees of the Trust are also officers and/or directors of Fiduciary International, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, LLC (FT Services), and Franklin/Templeton Investor Services, LLC (Investor Services), the Funds' investment manager, principal underwriter, administrative manager and transfer agent, respectively.

Prior to January 2, 2002, certain officers of the Trust were also officers and/or directors of Advisers, Federated Administrative Services (FAS), Edgewood Services, Inc., Federated Services Company (FServ), and Fiduciary Trust Company International, the Funds' investment manager, administrator, principal underwriter, transfer agent and portfolio accounting provider and custodian, respectively.

The Funds pay an investment management fee to Advisers based on the average daily net assets of the Funds as follows:

                                                                    INVESTMENT
                                                                      ADVISER
FUND                                                              FEE PERCENTAGE
--------------------------------------------------------------------------------
Large Capitalization Growth and Income Fund                             .75%
Small Capitalization Equity Fund                                       1.00%
European Smaller Companies Fund                                        1.00%

The Funds pay an administrative fee to FT Services of .20% per year of the average daily net assets of each fund. Prior to January 2, 2002, the Funds paid their allocated share of administrative fees to FAS, with fees ranging from .15% to .075% based on the Fund's average daily net assets, subject to a minimum fee of $75,000 per Fund.

Advisers agreed in advance to waive administrative and/or management fees, as noted in the Statement of Operations. Prior to January 2, 2002, FAS voluntarily chose to waive a portion of its fees.

The Funds reimburse Distributors up to .25% per year of average daily net assets for costs incurred in marketing the Fund's shares. For the period ended May 31, 2002, the Funds did not incur a distribution services fee.

FIDUCIARY TRUST INTERNATIONAL
--------------------------------------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Funds paid transfer agent fees of $19,634, of which $1,628 was paid to Investor Services.

Prior to January 2, 2002, FServ maintained the Funds' accounting records for which it received a fee. The fee was based on the level of each fund's average daily net assets for the period, plus out-of-pocket expenses.

Prior to January 2, 2002, Fiduciary Trust Company International was the Funds' custodian for which it received a fee. The fee was based on the level of each fund's average daily net assets for the period, plus out-of-pocket expenses.


4. INCOME TAXES

At November 30, 2001, the European Smaller Companies Fund had tax basis capital losses of $4,886,626 which may be carried over to offset future capital gains. Such losses expire in 2009.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At May 31, 2002, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                           LARGE
                                       CAPITALIZATION         SMALL          EUROPEAN
                                         GROWTH AND      CAPITALIZATION       SMALLER
                                         INCOME FUND       EQUITY FUND    COMPANIES FUND
                                      ---------------------------------------------------
Investments at cost .................    $51,295,384       $83,450,660       $17,231,250
                                      ===================================================
Unrealized appreciation .............    $19,394,547       $ 8,849,096       $ 2,301,656
Unrealized depreciation .............     (3,012,989)       (7,538,212)         (796,016)
                                      ---------------------------------------------------
Net unrealized appreciation .........    $16,381,558       $ 1,310,884       $ 1,505,640
                                      ===================================================


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended May 31, 2002 were as follows:

                                           LARGE
                                      CAPITALIZATION         SMALL          EUROPEAN
                                        GROWTH AND      CAPITALIZATION       SMALLER
                                        INCOME FUND       EQUITY FUND    COMPANIES FUND
                                      ---------------------------------------------------
Purchases ...........................    $25,818,037      $65,106,349       $11,851,801
Sales ...............................    $15,675,881      $64,206,361       $ 8,613,478

                        Not part of the Semiannual Report

                                 [LOGO OMITTED]

                                    FTI FUNDS
                                   -----------
                 FTI Large Capitalization Growth and Income Fund
                                 Cusip 302927801

                      FTI Small Capitalization Equity Fund
                                 Cusip 302927108

                       FTI European Smaller Companies Fund
                                 Cusip 302927884




   This report must be preceded or accompanied by the current FTI Funds prospectus, which contains more complete information including charges and expenses.

   To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



DISTRIBUTOR
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN[REGISTRATION MARK]
franklintempleton.com


FTIF S2002 07/02


[LOGO OMITTED] Printed on recycled paper [RECYCLE LOGO]

                                    FIDUCIARY
                                      TRUST
                                  INTERNATIONAL